                                                                      Exhibit 24

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of SAGA SYSTEMS, Inc., a corporation organized under the laws of the State of Delaware, hereby constitutes and appoints Daniel F. Gillis, Dale E. Williams and Katherine E. Butler, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) an Annual Report on Form 10-K or any other appropriate form and all amendments or supplements thereto with all exhibits and any and all documents required to be filed with respect thereto, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done for each in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director has hereunto set his hand and seal, as of the date specified.


                                             /s/ Paul A. Brands
                                             ---------------------------
                                             Signature



                                             Paul A. Brands
                                             ---------------------------
                                             Name



March 10, 2000

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of SAGA SYSTEMS, Inc., a corporation organized under the laws of the State of Delaware, hereby constitutes and appoints Daniel F. Gillis, Dale E. Williams and Katherine E. Butler, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) an Annual Report on Form 10-K or any other appropriate form and all amendments or supplements thereto with all exhibits and any and all documents required to be filed with respect thereto, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done for each in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director has hereunto set his hand and seal, as of the date specified.


                                    /s/ John F. Burton
                                    ----------------------------
                                    Signature



                                   John F. Burton
                                   -----------------------------
                                   Name



March 13, 2000

                                                                      Exhibit 24

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of SAGA SYSTEMS, Inc., a corporation organized under the laws of the State of Delaware, hereby constitutes and appoints Daniel F. Gillis, Dale E. Williams and Katherine E. Butler, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) an Annual Report on Form 10-K or any other appropriate form and all amendments or supplements thereto with all exhibits and any and all documents required to be filed with respect thereto, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done for each in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director has hereunto set his hand and seal, as of the date specified.


                                    /s/ Dr. Philip S. Dauber
                                    ---------------------------------
                                    Signature



                                    Dr. Philip S. Dauber
                                    ---------------------------------
                                    Name



March 2, 2000

                                                                      Exhibit 24

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of SAGA SYSTEMS, Inc., a corporation organized under the laws of the State of Delaware, hereby constitutes and appoints Daniel F. Gillis, Dale E. Williams and Katherine E. Butler, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) an Annual Report on Form 10-K or any other appropriate form and all amendments or supplements thereto with all exhibits and any and all documents required to be filed with respect thereto, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done for each in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director has hereunto set his hand and seal, as of the date specified.


                                    /s/ Edward E. Lucente
                                    -----------------------------
                                    Signature



                                    Edward E. Lucente
                                    ------------------------------
                                    Name



March 6, 2000

                                                                      Exhibit 24


                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of SAGA SYSTEMS, Inc., a corporation organized under the laws of the State of Delaware, hereby constitutes and appoints Daniel F. Gillis, Dale E. Williams and Katherine E. Butler, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) an Annual Report on Form 10-K or any other appropriate form and all amendments or supplements thereto with all exhibits and any and all documents required to be filed with respect thereto, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done for each in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director has hereunto set his hand and seal, as of the date specified.


                                    /s/ Frederic V. Malek
                                    ------------------------------
                                    Signature



                                    Frederic V. Malek
                                    ------------------------------
                                    Name



March 6, 2000

                                                                      Exhibit 24


                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of SAGA SYSTEMS, Inc., a corporation organized under the laws of the State of Delaware, hereby constitutes and appoints Daniel F. Gillis, Dale E. Williams and Katherine E. Butler, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) an Annual Report on Form 10-K or any other appropriate form and all amendments or supplements thereto with all exhibits and any and all documents required to be filed with respect thereto, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done for each in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director has hereunto set his hand and seal, as of the date specified.


                                    /s/ Carl J. Rickertsen
                                    --------------------------------
                                    Signature



                                    Carl J. Rickertsen
                                    --------------------------------
                                    Name



March 3, 2000

                                                                      Exhibit 24

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of SAGA SYSTEMS, Inc., a corporation organized under the laws of the State of Delaware, hereby constitutes and appoints Daniel F. Gillis, Dale E. Williams and Katherine E. Butler, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) an Annual Report on Form 10-K or any other appropriate form and all amendments or supplements thereto with all exhibits and any and all documents required to be filed with respect thereto, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done for each in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director has hereunto set his hand and seal, as of the date specified.


                                    /s/ Dr. Paul G. Stern
                                    -------------------------------
                                    Signature



                                    Dr. Paul G. Stern
                                    -------------------------------
                                    Name



March 3, 2000